UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Soliciting Material Pursuant to § 240.14a-12

RELM Wireless Corporation
(Name of Registrant as Specified In Its Charter)
___________________________________________
 (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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PRELIMINARY PROXY MATERIAL - SUBJECT TO COMPLETION

RELM Wireless Corporation
7100 Technology Drive
West Melbourne, Florida 32904

August [●], 2015

Dear Stockholder:

You are cordially invited to attend a special meeting of the stockholders of RELM Wireless Corporation, which we will hold on September 30, 2015, at 10:30 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida.

Details regarding the matters to be voted upon and other business to be conducted at the special meeting are provided in the attached Proxy Statement and Notice of Special Meeting of Stockholders.

We are pleased to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting. On or about August [●], 2015, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, or E-proxy notice, to our stockholders of record on August 17, 2015. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to vote on the Internet. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet.

If you are unable to attend the meeting in person, it is very important that your shares be represented and voted at the special meeting. You may vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the special meeting and vote your shares in person.

We look forward to seeing you at the special meeting.

Sincerely,

David P. Storey
President and Chief Executive Officer

RELM WIRELESS CORPORATION

7100 Technology Drive

West Melbourne, Florida  32904

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 30, 2015

To the stockholders of RELM Wireless Corporation:

A special meeting of stockholders of RELM Wireless Corporation will be held on September 30, 2015, at 10:30 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida 32904, for the following purposes:

1.	To approve the reincorporation of RELM Wireless Corporation from the State of Nevada to the State of Delaware (the “Reincorporation”);

2.	To approve an adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reincorporation; and

3.	To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on August 17, 2015 are entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the meeting. Each share of common stock is entitled to one vote.

A list of stockholders entitled to vote at the special meeting will be available for inspection by our stockholders, for any purpose germane to the meeting, at the meeting and during ordinary business hours beginning 10 days prior to the date of the meeting, at our executive offices at 7100 Technology Drive, West Melbourne, Florida.

Whether or not you plan to attend the meeting in person, please vote your shares over the Internet, as described in the Notice of Internet Availability of Proxy Materials, or E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote your shares by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the special meeting and vote your shares in person.

All stockholders are cordially invited to attend the special meeting.

By Order of the Board of Directors,

William P. Kelly, Secretary

West Melbourne, Florida
August [●], 2015

 IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE YOUR PROXY TODAY. YOU CAN VOTE BY INTERNET, BY TELEPHONE OR BY MAIL USING THE INSTRUCTIONS INCLUDED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD.

RELM WIRELESS CORPORATION
________________________________________________________

SPECIAL MEETING OF STOCKHOLDERS
SEPTEMBER 30, 2015
________________________________________________________

PROXY STATEMENT
________________________________________________________

This proxy statement contains information related to a special meeting of stockholders to be held on September 30, 2015, at 10:30 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida 32904 and at any adjournments or postponements thereof.    We are using the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet.  On or about August [●], 2015, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” to each holder of record of our common stock, as of August 17, 2015, the record date for the meeting.  The E-proxy notice and this proxy statement summarize the information you need to know to vote by proxy or in person at the special meeting. You do not need to attend the special meeting in person in order to vote.
________________________________________________________

ABOUT THE SPECIAL MEETING

What is the purpose of the special meeting?

At the special meeting, we are asking stockholders:

●	To approve the reincorporation of RELM Wireless Corporation from the State of Nevada to the State of Delaware (the “Reincorporation Proposal”);

●	To approve an adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reincorporation Proposal; and

●	To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

What is the Reincorporation Proposal?

We are asking you to approve a plan of conversion that would result in our becoming incorporated in the State of Delaware. As a result of the reincorporation, RELM will still be a publicly held corporation through which you hold your shares, but it will no longer be incorporated in the State of Nevada. The reincorporation will result in the Company being incorporated in the State of Delaware and as a result governed by the general corporate laws of Delaware.

Why are you undertaking the reincorporation?

We are undertaking the reincorporation to:

●	take advantage of the benefits of Delaware corporate law; and

●	provide us with additional flexibility to pursue growth through acquisitions.

What other matters will be voted on at the special meeting?

Besides the Reincorporation Proposal, you will be asked to consider and vote on a proposal to approve, if necessary, the adjournment of the special meeting to solicit additional proxies in favor of the Reincorporation Proposal.

Who is entitled to notice of, and to vote at the special meeting?

You are entitled to vote, in person or by proxy, at the special meeting if you owned shares of our common stock as of the close of business (5:00 p.m. EDT) on August 17, 2015, the record date of the special meeting.  On the record date, [13,718,396] shares of our common stock were issued and outstanding and held by [●] holders of record. Holders of record of our common stock on the record date are entitled to one vote per share at the special meeting.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend.  Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

If a majority of the shares of our common stock outstanding on the record date is represented either in person or by proxy at the special meeting, a quorum will be present at the special meeting. Shares held by persons attending the special meeting but not voting and shares represented in person or by proxy and for which the holder has abstained from voting will be counted as present at the special meeting for purposes of determining the presence or absence of a quorum. There are no routine matters to be voted on at the special meeting, so no broker non-votes will be counted at the special meeting for purposes of determining the presence of a quorum.

What are broker “non-votes”?

A broker non-vote occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Brokers are subject to the rules of the New York Stock Exchange (the “NYSE”). The NYSE rules direct that certain matters submitted to a vote of stockholders are “routine” items and brokers generally may vote on behalf of beneficial owners who have not furnished voting instructions, subject to the rules of the NYSE concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those brokerage firms. For “non-routine” proposals, brokers may not vote on the proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as “non-votes”.

Under NYSE rules, Proposals 1 and 2 are considered non-routine matters. This means that brokers who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on these proposals. Because no routine matters may be voted on at the special meeting, no “non-votes” will be submitted by brokers or counted as present for purposes of determining the presence or absence of a quorum. For beneficial stockholders, if you do not give your broker specific instructions, your shares will not be voted on proposals 1 and 2.

How will abstentions be counted?

Abstentions will be counted as votes against proposals 1 and 2.

How do I vote?

Whether or not you plan to attend the special meeting, we urge you to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote your shares by telephone as described in your proxy card. Authorizing your proxy over the Internet, by mailing a proxy card or by telephone will not limit your right to attend the special meeting and vote your shares in person. Your proxy (one of the individuals named in your proxy card) will vote your shares per your instructions. If you fail to provide instructions on a proxy properly submitted via the Internet, mail or telephone, your proxy will vote, as recommended by the board of directors, to approve the reincorporation.

If you have shares held by a broker, you may instruct your broker to vote your shares by following the instructions that the broker provides to you. Most brokers allow you to vote by mail, telephone and on the Internet.  As indicated above, under NYSE rules, both proposals are considered non-routine, meaning that brokers who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on these proposals.

Can I change my vote after I have voted?

Yes.  Voting by telephone, over the Internet or by mailing a proxy card does not preclude a stockholder from voting in person at the special meeting. A stockholder may revoke a proxy, whether submitted via telephone, the Internet or mailed, at any time prior to its exercise by filing with our corporate secretary a duly executed revocation of proxy, by properly submitting, either by telephone, mail or Internet, a proxy to our corporate secretary bearing a later date or by appearing at the special meeting and voting in person. Attendance at the special meeting will not itself constitute revocation of a proxy.

What are the board’s recommendations?

The board recommends a vote “FOR”:

●	the reincorporation of the Company from the State of Nevada to the State of Delaware; and

●	adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reincorporation Proposal.

We do not expect that any other matters will be brought before the special meeting.  If, however, other matters are properly presented, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their judgment with respect to those matters, including any proposal to adjourn or postpone the special meeting.  No proxy that is voted against the proposal will be voted in favor of any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies.

What vote is required to approve the proposals?

Proposal 1: Approval of Reincorporation of the Company from the State of Nevada to the State of Delaware. The affirmative vote of a majority of the outstanding shares of our common stock is required for the approval of the reincorporation. You may vote "for" the reincorporation, "against" the reincorporation, or "abstain" from voting on this proposal. Abstentions will have the effect of a negative vote for purposes of approval of the reincorporation.

Proposal 2: Adjournment of Special Meeting, if Necessary, to Solicit Additional Proxies. The affirmative vote of the holders of a majority of the voting power present or represented by proxy is required to approve adjourning the meeting. You may vote “for” adjournment, “against” adjournment, or “abstain” from voting on this proposal. Abstentions will have the effect of a negative vote for purposes of approving adjournment of the meeting.

Other Items.  In the event other items are properly brought before the special meeting, under Nevada law, each matter other than the election of directors will be determined by the vote of the holders of a majority of the voting power present or represented by proxy.  A properly executed proxy marked “abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

As of the record date, our directors and executive officers and their affiliates owned and were entitled to vote approximately 6,059,392 shares of our common stock, which represented approximately 44.2% of our common stock outstanding on that date.  We currently anticipate that all of these persons will vote their and their affiliates’ shares in favor of reincorporation and in favor of adjournment, if necessary.

Who pays for the preparation of the proxy and soliciting proxies?

We are making this solicitation of proxies and have paid the entire expense of preparing, printing and mailing the E-proxy notice and, to the extent requested by our stockholders, this proxy statement and any additional materials furnished to stockholders. In addition to solicitations by mail, our directors, officers and employees may solicit proxies from stockholders by telephone or other electronic means or in person.  These persons will not receive additional compensation for soliciting proxies.  Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by these persons, and we will reimburse them for reasonable out-of-pocket expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our common stock as of August 10, 2015, by the following individuals or groups:

●	each person who is known by us to own beneficially more than 5% of our common stock;

●	each of our directors;

●	each of our Named Executive Officers; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of our common stock that are subject to our stock options that are presently exercisable or exercisable within 60 days of August 10, 2015 are deemed to be outstanding and beneficially owned by the person holding the stock options for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

Unless indicated otherwise below, the address of our directors and executive officers is c/o RELM Wireless Corporation, 7100 Technology Drive, West Melbourne, Florida 32904.  Except as indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.  As of August 10, 2015, we had outstanding 13,718,396 shares of our common stock.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares			Percent of Class
Beneficial Owners of More Than 5% of Our Common Stock:
Benchmark Capital Advisors(1)	1,573,253			11.3
Fundamental Global Investors, LLC(2) Lewis M. Johnson Joseph H. Moglia D. Kyle Cerminara(7)	1,826,261	(5)		13.3
Privet Fund LP(3) Privet Fund Management LLC Ryan Levenson(7)	2,336,748	(5)		16.8
Donald F.U. Goebert	1,770,482	(4	)(5)(7)	12.7
Directors and Named Executive Officers (not otherwise included above):
Timothy W. O’Neil	32,763	(5	)(7)	*
David P. Storey	177,779	(5	)(7)(8)	*
William P. Kelly	83,295	(5	)(6)(8)	*
James E. Gilley	34,000	(5	)(8)	*
Benjamin L. Rosenzweig	10,000	(5	)(7)	*
James R. Henderson	5,000	(5	)(7)	*
All directors and executive officers as a group (9 persons)	6,276,328	(4	)(5)(6)	44.2

*Less than 1%

(1)
The amount shown and the following information is derived from a Schedule 13G (Amendment No. 1) filed by Benchmark Capital Advisors (“Benchmark”), reporting beneficial ownership as of February 14, 2015. According to the Schedule 13G, Benchmark beneficially owns 1,573,253 shares, and has sole voting and dispositive power with respect to 882,697 of these shares and shared voting and dispositive power with respect to 1,573,253 of these shares. Benchmark’s business address is 100 Wall Street, 8th Floor, New York, NY 10005.

(2)
The amount shown and the following information is derived from a Form 4 filed by Fundamental Global Investors, LLC (“Fundamental”), Lewis M. Johnson, Joseph H. Moglia and Kyle Cerminara reporting beneficial ownership as of July 7, 2015. According to the Form 4, Fundamental beneficially owns 1,826,261 shares, and has shared voting and dispositive power with respect to these 1,826,261 shares. Fundamental’s business address is 4201 Congress Street, Suite 140 Charlotte, North Carolina 28209.

(3)
The following information is derived from a Schedule 13D (Amendment No. 8) filed by Privet Fund Management, LLC (“Privet Management”), Privet Fund LP (the “Fund”) and Ryan Levenson, reporting beneficial ownership as of June 10, 2014. According to the Schedule 13D, the Fund beneficially owns 2,101,748 shares and has shared voting and dispositive power with respect to these 2,101,748 shares. Mr. Levenson is the sole managing member of Privet Management, which is the general partner and investment manager of the Fund. According to the Schedule 13D, Mr. Levenson, the Fund and Privet Management beneficially own 2,326,748 shares and have shared voting and dispositive power with respect to these 2,326,748 shares. The business address for the Fund, Privet Management and Mr. Levenson is 3280 Peachtree Rd. NE, Suite 2670, Atlanta, GA 30305.

(4)
Includes 144,355 shares owned by a partnership controlled by Mr. Goebert.  The address for Mr. Goebert is 315 Willowbrook Lane, West Chester, Pennsylvania 19382.  Also includes 809,154 shares held jointly by Mr. Goebert with his wife, and 3,887 shares held by his wife.

(5)
Share ownership of the following persons includes options presently exercisable or exercisable within 60 days of August 10, 2015 as follows: for Mr. Goebert – 20,000 shares; for Mr. O’Neil – 20,000; for Mr. Storey – 61,468 shares; for Mr. Kelly – 56,468 shares; for Mr. Gilley – 34,000; for Mr. Rosenzweig – 10,000 shares; for Mr. Levenson – 10,000 shares; for Mr. Henderson – 5,000 shares; and for Mr. Cerminara – no shares.

(6)	Includes 26,827 shares held jointly by Mr. Kelly with his wife.

(7)	The named person is a director.

(8)	The named person is a Named Executive Officer.

PROPOSAL 1: REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE

General

On August 10, 2015 and for the reasons discussed below, the Board of Directors approved and declared it is advisable and in the best interests of RELM and our stockholders to change the state of our incorporation from the State of Nevada to the State of Delaware, which includes the adoption of a new certificate of incorporation and bylaws governing our company, subject to approval by our stockholders at the special meeting.

The principal effects of the reincorporation, if approved by our stockholders and effected, will be that:

●	The affairs of our company will cease to be governed by Nevada corporation laws and will become subject to Delaware corporation laws.

●
The resulting Delaware corporation (referred to in this section as “RELM-Delaware”) will be the same entity as our company as currently incorporated in Nevada (referred to in this section as “RELM-Nevada”) and will continue with all of the rights, privileges and powers of RELM-Nevada, will possess all of the properties of RELM-Nevada, will continue with all of the debts, liabilities and obligations of RELM-Nevada and will continue with the same officers and directors of RELM-Nevada immediately prior to the reincorporation, as more fully described below.

●
When the reincorporation becomes effective, all of our issued and outstanding shares of common stock will be automatically converted into issued and outstanding shares of common stock of RELM-Delaware, without any action on the part of our stockholders. The reincorporation will have no effect on the trading of shares of our common stock under the same symbol “RWC.” We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our common stock that are freely tradable prior to the reincorporation will continue to be freely tradable after the reincorporation, and shares of our common stock that are subject to restrictions prior to the reincorporation will continue to be subject to the same restrictions after the reincorporation. The reincorporation will not change the respective positions of our company or stockholders under federal securities laws.

●
Upon effectiveness of the reincorporation, all of our employee benefit and incentive plans will become RELM-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of RELM-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the reincorporation. In addition, our employee benefit arrangements also will be continued by RELM-Delaware upon the terms and subject to the conditions in effect at the time of the reincorporation.

The reincorporation will have no effect on the number of shares of common stock and preferred stock that we are authorized to issue.  Under our current Nevada charter, we are authorized to issue up to 20,000,000 shares of common stock and up to 1,000,000 shares of preferred stock.  Similarly, under our proposed Delaware charter, we will be authorized to issue up to 20,000,000 shares of common stock and up to 1,000,000 shares of preferred stock.

Plan of Conversion

To accomplish the reincorporation, the Board of Directors has adopted a plan of conversion, substantially in the form attached to this proxy statement as Annex A.  The plan of conversion provides that we will convert into a Delaware corporation and thereafter will be subject to all of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”).

Assuming that our stockholders approve this proposal, we will cause the reincorporation to be effected as soon as practicable thereafter by filing with the Secretary of State of the State of Nevada articles of conversion, substantially in the form attached to this proxy statement as Annex B, and will file with the Secretary of State of the State of Delaware (i) a certificate of conversion, substantially in the form attached to this proxy statement as Annex C and (ii) a certificate of incorporation, which will govern our company as a Delaware corporation, substantially in the form attached to this proxy statement as Annex D.  In addition, assuming that our stockholders approve this proposal, the new bylaws for our company will be substantially in the form attached to this proxy statement as Annex E.  Approval of this proposal by our stockholders will constitute approval of the plan of conversion, the articles of conversion, the certificate of conversion, the certificate of incorporation and the new bylaws. Stockholders also should note that approval of the reincorporation also will constitute approval of our equity and other employee benefit and incentive plans continuing as plans of our company after the reincorporation.

If the reincorporation is approved by our stockholders, the reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada) of the articles of conversion and the filing (and acceptance thereof by the Secretary of State of the State of Delaware) of the certificate of conversion and the certificate of incorporation.

Reasons for Reincorporation

The primary reason that the Board of Directors has approved the reincorporation is because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada.  As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations are incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the reincorporation that we are proposing.  The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs.  We believe any benefits provided to us by Delaware law directly benefit our stockholders.

In deciding to propose the reincorporation, the Board of Directors considered, among others, the following benefits of Delaware law to our company and stockholders:

●	our corporation would be governed by the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

●	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of the State of Delaware;

●	the Delaware General Assembly, which each year considers and adopts statutory amendments proposed by the Corporation Law Section of the Delaware State Bar Association in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

●	the Delaware Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL and in which cases are heard by judges, without juries, who have many years of experience with corporate issues, which can lead to quick and effective resolution of corporate litigation; and the Delaware Supreme Court, which is highly regarded; and

●	the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

The Board of Directors is not proposing the reincorporation to prevent a change in control of our company and is not aware of any present attempt by any person to acquire control of our company or to obtain representation on the Board of Directors.

Why You Should Vote for Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws.  The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Nevada Revised Statutes (the “NRS”).

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL, with multiple cases concerning areas that Nevada courts have not considered.  Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The reincorporation also may make it easier to attract future candidates willing to serve on the Board of Directors because many such candidates are already familiar with the DGCL, including provisions relating to fiduciary duties and director indemnification, from their past business experience.

In addition, in the opinion of the Board of Directors, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL.  Certain investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood and perceived to be unresponsive to stockholder rights.

Effects of Reincorporation

Apart from being governed by the certificate of incorporation, new bylaws and the DGCL, for all other purposes, our company will be the same entity as our company immediately prior to the reincorporation.  By virtue of the reincorporation, all of the rights, privileges and powers of our company, all property owned by our company, all debts due to our company and all other causes of action belonging to our company immediately prior to the reincorporation will remain vested in our company following the reincorporation.  In addition, by virtue of the reincorporation, all debts, liabilities and duties of our company immediately prior to the reincorporation will remain attached to our company following the reincorporation.  We will remain as the same entity following the reincorporation, and the reincorporation will not result in any change in our business, management or operations or the location of our principal executive offices.

Upon effectiveness of the reincorporation, all of our issued and outstanding shares of common stock automatically will be converted into issued and outstanding shares of common stock of RELM-Delaware, without any action on the part of our stockholders.  The reincorporation will have no effect on the trading of our shares of common stock on the NYSE MKT exchange under the same symbol “RWC.”  We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our common stock that are freely tradable prior to the reincorporation will continue to be freely tradable after the reincorporation, and shares of our common stock that are subject to restrictions prior to the reincorporation will continue to be subject to the same restrictions as after the reincorporation.  The reincorporation will not change the respective positions of our company or our stockholders under federal securities laws.

Upon effectiveness of the reincorporation, our directors and officers will become the directors and officers of RELM-Delaware, our employee benefit and incentive plans will become RELM-Delaware plans, and each option, equity award or other right issued under such plans automatically will be converted into an option, equity award or right to purchase or receive the same number of shares of RELM-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the reincorporation.  Our employee benefit arrangements also will be continued by us upon the terms and subject to the conditions in effect at the time of the reincorporation.

We believe that the reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as our rights and obligations after the reincorporation.

Our stockholders will not be required to exchange their stock certificates for new stock certificates.  Following the effective time of the reincorporation, any stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, automatically will be exchanged for stock certificates of RELM-Delaware. Our stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.

The reincorporation will have no effect on the number of shares of common stock and preferred stock that we are authorized to issue.  Under our current articles of incorporation, we are authorized to issue up to 20,000,000 shares of common stock and up to 1,000,000 shares of preferred stock.  Similarly, as a Delaware corporation and under our certificate of incorporation after the reincorporation, we will be authorized to issue up to 20,000,000 shares of common stock and up to 1,000,000 shares of preferred stock.

Effect of Vote for Reincorporation

A vote in favor of the reincorporation is a vote in favor of the plan of conversion, the articles of conversion, the certificate of conversion, the certificate of incorporation and the bylaws.  Stockholders also should note that approval of the reincorporation also will constitute approval of our equity and other employee benefit and incentive plans continuing as plans of our company after the reincorporation.

Effect of Not Obtaining Required Vote for Approval

If we fail to obtain the requisite vote of our stockholders for approval of the reincorporation, the reincorporation will not be consummated and we will continue to be incorporated under the laws of the State of Nevada and governed by the NRS and our existing articles of incorporation and bylaws.

Discretion Not to Consummate Reincorporation

The reincorporation may be delayed by the Board of Directors or the plan of conversion may be terminated and abandoned by action of the Board of Directors at any time prior to the effective time of the reincorporation, whether before or after approval by our stockholders, if the Board of Directors determines for any reason that such delay or termination would be in the best interests of our company and stockholders.

Material U.S. Federal Income Tax Consequences of the Reincorporation

The following discussion addresses certain U.S. federal income tax considerations that are generally applicable to U.S. holders (as defined below) of our common stock who receive common stock of RELM-Delaware in exchange for their common stock of RELM-Nevada in the reincorporation.  This discussion addresses only those stockholders who hold their common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) and does not address all the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, including, without limitation:

●	financial institutions, insurance companies, regulated investment companies or real estate investment trusts;

●	pass-through entities or investors in such entities;

●	tax-exempt organizations;

●	dealers in securities or currencies, or traders in securities that elect to use a mark-to-market method of accounting;

●	persons that hold common stock as part of a straddle or as part of a hedging, integrated, constructive sale or conversion transaction;

●	persons who are not U.S. holders;

●	persons that have a functional currency other than the U.S. dollar;

●	persons who acquired their shares of common stock through the exercise of an employee stock option or otherwise as compensation;

●	persons whose common stock is “qualified small business stock” for purposes of Section 1202 of the Code; and

●	persons who are subject to the alternative minimum tax.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of common stock that is:

●	a citizen or resident of the United States;

●	corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the U.S. or any of its political subdivisions;

●	a trust that (1) is subject to the supervision of a court within the U.S. and the control of one or more U.S. persons or (2) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

●	an estate that is subject to U.S. federal income tax on its income regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of common stock, the U.S. federal income tax consequences to each partner generally will depend on the status of the partner and the activities of the partnership and the partner.  Partners holding common stock and partners in such partnerships should consult their own tax advisors with respect to the U.S. federal income tax consequences of the reincorporation.

The tax consequences to holders of options to acquire our common stock are also not discussed herein.  In addition, the following discussion does not address the tax consequences of transactions effected prior to or after the reincorporation (whether or not such transactions are in connection with the reincorporation).

The following discussion is based on the interpretation of the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof.  The Internal Revenue Service (the “IRS”) is not precluded from adopting a contrary position.  In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the reincorporation to the Company, RELM-Delaware and/or our stockholders.  A ruling from the IRS will not be requested in connection with the reincorporation.

EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDERS OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Subject to the limitations, qualifications and exceptions described herein, and assuming the reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the reincorporation will be as follows:

●	No gain or loss will be recognized by holders of our common stock upon receipt of common stock of RELM-Delaware pursuant to the reincorporation;

●	The aggregate tax basis of the common stock of RELM-Delaware received by each stockholder of RELM-Nevada in the reincorporation will be equal to the aggregate tax basis of the common stock of RELM-Nevada surrendered in exchange therefor;

●	The holding period of the common stock of RELM-Delaware received by each stockholder of RELM-Nevada will include the period for which such stockholder held the common stock of RELM-Nevada surrendered in exchange therefor, provided that such common stock of RELM-Nevada was held by such stockholder as a capital asset at the time of the reincorporation; and

●	No gain or loss will be recognized by RELM-Nevada or RELM-Delaware as a result of the reincorporation.

A U.S. holder of shares of our common stock may be required to attach a statement to its tax returns for the year of the reincorporation that contains the information listed in Treasury Regulation Section 1.368-3(b) and may be required to maintain a permanent record of facts relating to the reincorporation.  Such information includes, among other things, the stockholder’s tax basis in the stockholder’s common stock of RELM-Nevada and the fair market value of the stockholder’s common stock of RELM-Nevada immediately prior to the reincorporation.

Accounting Treatment

We expect that the reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the reincorporation.  As such, our financial statements previously filed with the SEC will remain our financial statements following the reincorporation.

Regulatory Approvals

The reincorporation will not be consummated until after stockholder approval is obtained.  We will obtain all required consents of governmental authorities, including the filing of the articles of conversion with the Secretary of State of the State of Nevada and the filing of the certificate of conversion and the certificate of incorporation with the Secretary of State of the State of Delaware.

Blank Check Preferred Stock

Our current amended and restated articles of incorporation and the proposed certificate of incorporation both authorize the Board of Directors to issue shares of preferred stock in series with such preferences as designated at the time of issuance.  The Board of Directors does not currently intend to seek stockholder approval prior to any issuance of a new class or series of preferred stock if the reincorporation is approved, except as required by law or regulation.  Frequently, opportunities arise that require prompt action, and the Board of Directors believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to our company and stockholders.  Should the Board of Directors determine to issue a new class or series of preferred stock, it will only do so upon terms that the Board of Directors deems to be in the best interests of our company and stockholders.

It should be noted that the voting rights and other rights to be accorded to any unissued series of preferred stock of our company remain to be fixed by the Board of Directors.  Accordingly, if the Board of Directors so authorizes, the holders of a new series of preferred stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights.  Such new series of preferred stock also could be convertible into a large number of shares of our common stock under certain circumstances or have other terms that might make acquisition of a controlling interest in our company more difficult or more costly, including the right to elect additional directors to the Board of Directors.  Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of our company.  Also, a new series of stock could be privately placed with purchasers who might side with our management opposing a hostile tender offer or other attempt to obtain control of our company.

Rights of Stockholders Prior to and After Reincorporation from Nevada to Delaware

Although the proposed Delaware certificate of incorporation and bylaws (referred to in this section as the “Delaware Certificate” and “Delaware Bylaws,” respectively) to be adopted in connection with the reincorporation are substantially similar to provisions from our current articles of incorporation, as amended, and amended and restated bylaws (referred to in this section as the “Nevada Articles” and “Nevada Bylaws,” respectively), they also include certain provisions that are different from the provisions contained in our Nevada Articles and Nevada Bylaws.  The following discussion briefly summarizes some of the changes resulting from the reincorporation and the significant differences between the NRS and our current Nevada Articles and Nevada Bylaws and the DGCL and our proposed new Delaware Certificate and Delaware Bylaws.

The foregoing summary does not purport to be a complete statement of the respective rights of holders of our common stock before and after the reincorporation, and is qualified in its entirety by reference to the NRS and DGCL, respectively, and to our Nevada Articles and Nevada Bylaws and to our Delaware Certificate and Delaware Bylaws.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate and Delaware Bylaws	Commentary

Amendment of Charter
Nevada law requires a vote of the board of directors followed by the affirmative vote of the majority of shares entitled to vote to approve an amendment to the articles of incorporation.

If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.

Delaware law requires a vote of the board of directors followed by the affirmative vote of the majority of the outstanding shares entitled to vote to approve any amendment to the certificate of incorporation, unless a greater percentage vote is required by the certificate of incorporation.

Where a separate vote by class or series is required, the affirmative vote of a majority of the outstanding shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote.

Further, Delaware law states that if an amendment would (i) increase or decrease the aggregate number of authorized shares of a class, (ii) increase or decrease the par value of shares of a class, or (iii) alter or change the powers, preferences or special rights of a particulazr class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation.

The Delaware Certificate provides that, subject to any express provisions or restrictions contained in the Delaware Certificate, any provision of the Certificate may be amended, altered or repealed in the manner prescribed by law.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate and Delaware Bylaws	Commentary

Amendment of Bylaws
The NRS provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders.

The Nevada Articles do not address amendment of the Nevada Bylaws. The Nevada Bylaws provide that except as otherwise provided by applicable law, the Nevada Bylaws may be amended by a majority of the Board of Directors or by the vote of the holders of a majority of the outstanding stock entitled to vote.

The DGCL states that the power to adopt, amend or repeal a company’s bylaws shall be vested in the stockholders entitled to vote, provided that a company’s certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

The Delaware Certificate expressly authorizes the Board of Directors to adopt, amend or repeal the Delaware Bylaws without action on the part of the stockholders, provided that any bylaw adopted or amended by the Board of Directors, and any powers thereby conferred, may be amended, altered or repealed by the stockholders.

The Delaware Bylaws are consistent with the DGCL.

Director Elections
The Nevada Bylaws provide for an annual election of directors, with the directors to hold office until the next annual meeting of stockholders or until they sooner resign or are removed or disqualified.

The NRS provides that unless the articles of incorporation or bylaws require more than a plurality of the votes cast, election of directors is by a plurality of the vote.

The Delaware Bylaws also provide for an annual election of directors, with each director to hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.

The DGCL and the Delaware Bylaws provide that election of directors is by a plurality of the vote.
The NRS and the Delaware Bylaws both provide for annual director elections by a plurality of the vote.

Number of Authorized Directors
The Nevada Bylaws provide that except as otherwise fixed by the board of directors (which, subject to applicable law, shall have the authority to determine the number of directors that constitutes the board), the number of directors shall be five.

The Nevada Bylaws do not provide stockholders with the right to set the Board size.

The Delaware Bylaws provide that the board of directors shall have authority to determine the number of directors to constitute the board.

The Delaware Bylaws do not provide stockholders with the right to set the Board size.
The Delaware Bylaws are similar to the Nevada Bylaws.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate and Delaware Bylaws	Commentary

Filling Vacancies on the Board of Directors
The NRS provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board of directors may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

The Nevada Bylaws provide that vacancies in the board shall be filled by the vote of a majority of the remaining members of the board.

The DGCL provides that, unless otherwise provided in the certificate of incorporation or bylaws, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

As with the Nevada Bylaws, the Delaware Bylaws provide that vacancies in the board shall be filled by the vote of a majority of the remaining members of the board.

The Nevada Bylaws and the Delaware Bylaws are similar with regard to filling vacancies on the board.

In addition, the DGCL provides greater protection to RELM’s stockholders by permitting stockholders representing at least 10% of the issued and outstanding shares to apply to the Delaware Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole board of directors.

Removal of Directors
The NRS provides that, with limited exceptions regarding cumulative voting provisions and with regard to directors elected by a specific class or series of shares, and unless the articles of incorporation require a greater vote, any director may be removed by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. The Nevada Bylaws do not address the removal of directors.

With limited exceptions applicable to classified boards and cumulative voting provisions, under Delaware law, directors of a company without a classified board may be removed, with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.
The Delaware Bylaws do not address the removal of directors, so your rights with regard to removal will be those granted by the DGCL.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate and Delaware Bylaws	Commentary

Director Action by Written Consent
The NRS provides that unless otherwise provided in the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the board of directors or a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all members of the board or of the committee, with exceptions if the director is interested and abstains from providing consent or if the director is a party to an action, suit or proceeding and abstains from providing consent.

The DGCL and the Delaware Bylaws provide that unless otherwise provided in the certificate of incorporation or bylaws, any action required or permitted to be taken at a meeting of the board of directors or a committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing.
Nevada and Delaware law are substantially similar in relation to board and committee action by written consent.

Interested Party Transactions
The NRS provides that no contract or transaction between a company and one or more of its directors or officers, or between a company and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the director’s or officer’s interest in the contract or transaction is known to the board, committee or stockholders and the transaction is approved or ratified by the board of directors, committee or stockholders in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer), (b) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the board, or (c) the contract or transaction is fair to the company at the time it is authorized or approved.

The DGCL provides that no contract or transaction between a company and one or more of its directors or officers, or between a company and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders, or (c) the contract or transaction is fair to the company as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.
Nevada and Delaware law are substantially similar, with Delaware law providing additional provisions for the approval of related party transactions by stockholders.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate and Delaware Bylaws	Commentary

Stockholder Voting-Quorum
The Nevada Bylaws provide that a majority of the outstanding shares of stock entitled to vote on a particular matter, present in person or by proxy, constitutes a quorum for the transaction of business.

The NRS provides that unless the articles of incorporation or bylaws provide for different proportions, a majority of the outstanding shares of stock, present in person or by proxy, and regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business.
		The DGCL and the Delaware Bylaws provide that a majority of shares entitled to vote, present in person or by proxy, constitutes a quorum at a stockholder meeting.	Nevada and Delaware law and the Nevada Bylaws and Delaware Bylaws are substantially similar in respect to quorum requirements.

Advance Notice Bylaw Provisions
The Nevada Bylaws contain advance notice requirements for business to be brought before an annual or special meeting of stockholders, including nominations of persons for election as directors. As a result, stockholders must satisfy specific timing and information requirements in order to have a proposal considered at or in order to nominate a person for election as a director at an annual or special meeting. Any proposal or nomination that fails to comply with these timing and information requirements may be disqualified.

Similarly, the Delaware Bylaws contain advance notice requirements for business to be brought before an annual or special meeting of stockholders, including nominations of persons for election as directors. As a result, stockholders must satisfy specific timing and information requirements in order to have a proposal considered at or in order to nominate a person for election as a director at an annual or special meeting. Any proposal or nomination that fails to comply with these timing and information requirements may be disqualified.
The advance notice provisions in the Nevada Bylaws and Delaware Bylaws are substantially similar.

Duration of Proxies	Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless provided otherwise in the proxy, which duration may not exceed seven years.	Under the DGCL and the Delaware Bylaws, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.	The statutory default under Delaware law provides for proxies to remain valid for a longer duration than the statutory default under the NRS.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate and Delaware Bylaws	Commentary

Stockholder Vote for Mergers and Other Corporate Reorganizations
Under the NRS, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of a company. Generally, Nevada law does not require a stockholder vote of the surviving company in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% of the total number of participating shares outstanding immediately before the merger.

Under the DGCL, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Nevada and Delaware law are substantially similar in relation to stockholder approval of mergers and other corporate reorganizations.

Neither the Nevada Articles or Bylaws nor the Delaware Certificate or Bylaws contain any supermajority voting requirements for mergers or other corporate reorganizations.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate and Delaware Bylaws	Commentary

Special Meetings of Stockholders
Under the NRS, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders and directors.

The Nevada Bylaws provide that special meetings of stockholders may be called by the president, the Board of Directors or the holders of at least one-fifth of the outstanding shares of stock of the corporation entitled to vote at the meeting.

Under the DGCL, a special meeting of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.

The Delaware Bylaws provide that special meetings of stockholders may be called by the president, the Board of Directors or the holders of at least one-fifth of the voting power of the shares of stock of the corporation entitled to vote at the meeting.
The Delaware Bylaws are substantially similar to the Nevada Bylaws.

Stockholder Action by Written Consent
The NRS provides that unless otherwise provided in the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

The DGCL provides that unless otherwise provided in the certificate of incorporation, any action required by this chapter to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
Nevada and Delaware law are substantially similar in relation to stockholder action by written consent.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate and Delaware Bylaws	Commentary

Failure to Hold an Annual Meeting of Stockholders
The NRS provides that if a corporation fails to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power.

The DGCL provides that if an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Delaware law provides for a shorter interval than Nevada law (13 months versus 18 months) before a stockholder can apply to a court to order a meeting for the election of directors. Nevada law requires that application be made by a stockholder holding at least 15% of the voting power; whereas, Delaware law permits any stockholder or director to make the application.

Adjournment of Stockholder Meetings
Under the NRS, a company is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors fixes a new record date for the adjourned meeting.

Under the DGCL and the Delaware Bylaws, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

Delaware law and Nevada law provide for similar rights in the case of adjournment of stockholder meetings; however, Delaware law also requires companies to provide stockholders with notice of the adjourned meeting if the adjournment is for more than 30 days.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate and Delaware Bylaws	Commentary

Limitation on Director Liability
Under the NRS, unless the articles of incorporation or an amendment thereto provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

The Nevada Bylaws provide that a director shall not be personally liable for monetary damages for any action taken, or failure to take action, unless (a) the director breached or failed to perform the duties of his office as provided in the NRS; and (b) the breach or failure to perform constituted self-dealing, willful misconduct or recklessness.

The Nevada Articles provide that the personal liability of the directors of the corporation is eliminated to the fullest extent permitted by the NRS.

Under the DGCL, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.

The provisions in the Delaware Certificate and Delaware Bylaws comply with Delaware law as set forth above and limit the personal liability of a director for breach of fiduciary duty as permitted under the DGCL.
Delaware law is more extensive in the enumeration of actions under which we may not eliminate a director’s personal liability.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate and Delaware Bylaws	Commentary

Indemnification Provision
Under the NRS, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. To the extent that such person has been successful on the merits or otherwise in defense of any proceeding subject to the Nevada indemnification laws, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

The Nevada Articles and Nevada Bylaws comply with Nevada law as set forth above.

Under DGCL, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

The Delaware Certificate and Delaware Bylaws comply with Delaware law as set forth above.

The indemnification provisions of the NRS and the DGCL are substantially similar as both the NRS and the DGCL permit us to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, which they had no reasonable cause to believe that such conduct was unlawful.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate and Delaware Bylaws	Commentary

Advancement of Expenses
The NRS provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.

The Nevada Bylaws authorize us to advance expenses to our officers and directors.

Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.

Similar to the Nevada Bylaws, the Delaware Bylaws and Delaware Certificate authorize us to advance expenses to our officers and directors.
Nevada law and Delaware law are substantially similar in regards to the advancement of expenses.

Declaration and Payment of Dividends
Under the NRS, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Under the DGCL, subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).

Delaware law is more restrictive than Nevada law with respect to when dividends may be declared and paid.

Neither the Delaware Certificate nor the Nevada Articles have terms imposing additional restrictions on the payment of dividends.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate and Delaware Bylaws	Commentary

Business Combinations
The NRS prohibits certain business combinations between a Nevada corporation and an interested stockholder for two years after such person becomes an interested stockholder. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within two years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the two year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or by a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation.

The DGCL prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to 10% or more of the consolidated assets of the corporation or the aggregate market value of the outstanding stock of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3% of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the inadvertent acquisition of ownership.

Nevada law and Delaware law provide for different thresholds in determining whether or not a person is an “interested stockholder.” Under Delaware law, since the threshold is higher, we will be able to engage in certain transactions with stockholders that would otherwise be prohibited under Nevada law.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate and Delaware Bylaws	Commentary

Control Share Acquisition Statute
Under the NRS, an acquiring person who acquires a controlling interest in an issuing corporation is prohibited from exercising voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of stockholders. Unless otherwise provided in the articles of incorporation or the bylaws, if the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to dissent and demand payment of the fair value of his or her shares. A controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more, of all the voting power of the corporation in the election of directors. Control shares means those outstanding voting shares of an issuing corporation which an acquiring person: (a) acquires in an acquisition or offer to acquire in an acquisition; and (b) acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person. The control share acquisition statute applies to any acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have addresses in Nevada, unless the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person provide that the provisions of those sections do not apply.
	Delaware does not have a similar statute.	Consistent with Delaware law, neither the Delaware Certificate nor the Delaware Bylaws will contain a provision similar to the NRS control share acquisition statute.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate and Delaware Bylaws	Commentary

Blank Check Preferred Stock
Under the Nevada Articles, RELM is authorized to issue up to 1,000,000 shares of preferred stock. The shares of preferred stock have not been designated into separate series. No shares of preferred stock are currently outstanding.

The Nevada Articles authorize the Board of Directors to define the rights, preferences and privileges of the preferred stock prior to issuance.

The ability of the Board of Directors to issue and set the rights, preferences and privileges of the preferred stock could make it more difficult or discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the continuity of management. If, in the due exercise of its fiduciary obligations, the Board of Directors were to determine that a takeover proposal was not in our best interest, such shares could be issued by the Board of Directors without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder group, by putting a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent
Board of Directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

In addition, the Nevada Articles grant the Board of Directors broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of common stock. The issuance also may adversely affect the rights and powers, including voting rights, of those holders and may have the effect of delaying, deterring or preventing a change in control of our company.

Under the Delaware Certificate, RELM is authorized to issue up to 1,000,000 shares of preferred stock. The shares of preferred stock have not been designated into separate series. No shares of preferred stock will be outstanding as of the date of the reincorporation.

The Delaware Certificate will authorize the Board of Directors to define the rights, preferences and privileges of the preferred stock prior to issuance.

The ability of the Board of Directors to issue and set the rights, preferences and privileges of the preferred stock could make it more difficult or discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the continuity of management. If, in the due exercise of its fiduciary obligations, the Board of Directors were to determine that a takeover proposal was not in our best interest, such shares could be issued by the Board of Directors without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder group, by putting a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board of Directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

In addition, the Delaware Certificate grants the Board of Directors broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of common stock. The issuance also may adversely affect the rights and powers, including voting rights, of those holders and may have the effect of delaying, deterring or preventing a change in control of our company.
The Board of Directors has substantially similar rights under the Nevada Articles and the Delaware Certificate to designate and issue up to 1,000,000 shares of preferred stock.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate and Delaware Bylaws	Commentary

Taxes and Fees
Nevada charges corporations incorporated in Nevada nominal annual corporate fees based on the value of the corporation’s authorized stock with a minimum fee of $175, as well as a $200 business license fee, and does not impose any franchise taxes on corporations.

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

We estimate that our annual Delaware franchise tax fee will be approximately $20,000, based on its existing capitalization and assets.

We believe that the benefits discussed above in “—Reasons for the Reincorporation” justify the additional annual fees it will be required to pay as a Delaware corporation.

Vote Required

This proposal will be approved if a majority of the outstanding shares of our common stock votes in favor of the proposal. Accordingly, an abstention will have the effect of a negative vote. Shares represented by executed proxies on proxy cards will be voted, if specific instructions are not otherwise given, for the reincorporation of the Company from the state of Nevada to the state of Delaware.

Recommendation of the Board

Our board of directors recommends that stockholders vote “FOR” the reincorporation.

PROPOSAL 2: ADJOURNMENT OF MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES IN FAVOR OF REINCORPORATION

General

 If we fail to receive a sufficient number of votes to approve Proposal 1—Reincorporation of the Company From the State of Nevada to the State of Delaware, we may propose to adjourn the Annual Meeting for a period of not more than 30 days, for the purpose of soliciting additional proxies to approve Proposal 1.  We currently do not intend to propose adjournment of the special meeting if there are sufficient votes to approve Proposal 1.

Vote Required

This proposal will be approved if a majority of the voting power present or represented by proxy votes in favor of the proposal. Accordingly, an abstention will have the effect of a negative vote.  Shares represented by executed proxies on proxy cards will be voted, if specific instructions are not otherwise given, for the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Reincorporation.

Recommendation of the Board

Our board of directors recommends that stockholders vote “FOR” Proposal 2 to adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Reincorporation.

MISCELLANEOUS

Stockholder Proposals

Inclusion of Proposals in our Proxy Statement Pursuant to SEC Rules

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2016 annual meeting of stockholders.  To be eligible for inclusion in our 2016 proxy statement, any such proposals must be delivered in writing to the Secretary of RELM no later than December 4, 2015, and must meet the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.  The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement. With respect to any stockholder proposal not submitted pursuant to Rule 14a-8, the proxy submitted for such meeting will confer discretionary authority to vote on such proposals unless we are notified of such proposal no later than February 18, 2016 and the proposal complies with the other requirements set forth in Rule 14a-4(c) under the Exchange Act.

Advance Notice Requirements for Shareholder Submission of Nominations and Proposals

In addition, pursuant to the advance notice provisions set forth in our bylaws, for a stockholder’s proposal or nomination to be properly presented at the 2016 annual meeting of stockholders, whether or not also submitted for inclusion in our proxy statement, such stockholder’s written notice of the intent of such stockholder to make a nomination of a person for election as a director or to bring any other matter before the annual meeting must be delivered in writing to the Secretary of RELM no less than 120 days nor more than 180 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders. As a result, proposals for the 2016 annual meeting of stockholders submitted outside the provisions of Rule 14a-8 will be considered untimely if submitted prior to October 6, 2015 or after December 4, 2015. Also, any proxy granted with respect to the 2016 annual meeting of shareholders will confer on management discretionary authority to vote with respect to a shareholder proposal or director nomination if notice of such proposal or nomination is not received by our Secretary within the timeframe provided above.

Other Matters

As of the date of this proxy statement, our board of directors does not know of any other matters that will be presented for consideration at the annual meeting other than as described in this proxy statement.  If, however, any other matters are properly brought before the annual meeting, it is intended that the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

Annex A

PLAN OF CONVERSION
OF
RELM WIRELESS CORPORATION
A NEVADA CORPORATION
INTO
RELM WIRELESS CORPORATION,
A DELAWARE CORPORATION

THIS PLAN OF CONVERSION, dated as of _______________, 2015 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by RELM Wireless Corporation, a Nevada corporation, in order to set forth the terms, conditions and procedures governing the conversion of RELM Wireless Corporation from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A.120 of the Nevada Revised Statutes, as amended (the “NRS”).

RECITALS

WHEREAS, RELM Wireless Corporation is a corporation organized and existing under the laws of the State of Nevada (the “Converting Entity”);

WHEREAS, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.120 and 92A.250 of the NRS;

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;

WHEREAS, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and

WHEREAS, this Plan has been authorized, approved and adopted by the holders of a majority of the voting power of the stockholders of the Converting Entity.

NOW, THEREFORE, the Converting Entity hereby adopts this Plan as follows:

PLAN OF CONVERSION

1.	Conversion; Effect of Conversion.

(a)
Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.120 and 92A.250 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Delaware corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Nevada.

(b)
Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity, and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.

(c)
The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)	Upon the Effective Time, the name of the Converted Entity shall remain unchanged and continue to be “RELM Wireless Corporation”.

(e)	The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.

2.
Filings.  As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a)
executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of Exhibit A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;

(b)
executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, substantially in the form of Exhibit B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

(c)
executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, substantially in the form of Exhibit C hereto (the “Delaware Certificate of Incorporation”), with the Secretary of State of the State of Delaware.

3.
Effective Time.  The Conversion shall become effective upon the last to occur of the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation (the time of the effectiveness of the Conversion, the “Effective Time”).

4.	Effect of Conversion.

(a)
Effect on Common Stock.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Common Stock, $0.60 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.60 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

(b)
Effect on Outstanding Stock Options.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(c)
Effect on Stock Certificates.  All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.

(d)
Effect on Employee Benefit, Equity Incentive or Other Similar Plans.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, equity incentive plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

(e)
Effect of Conversion on Directors and Officers.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

5.
Further Assurances.  If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

6.	Delaware Bylaws. Upon the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of RELM Wireless Corporation, substantially in the form of Exhibit D hereto.

7.
Copy of Plan of Conversion.  After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

8.
Termination.  At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

9.	Third-Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

10.
Severability.  Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned hereby causes this Plan to be duly executed as of the date hereof.

RELM WIRELESS CORPORATION
a Nevada corporation

By:
Name:
Title:	___________________________________

Annex B

140304

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

PLEASE NOTE: The charter document for the resulting entity *must* be submitted/filed simultaneously with the articles of conversion.

Articles of Conversion
(Pursuant to NRS 92A.205)

1. Name and jurisdiction of organization of constituent entity and resulting entity:

RELM Wireless Corporation
Name of constituent entity

Nevada
Jurisdiction

Corporation
Entity type *

and,

RELM Wireless Corporation
Name of resulting entity

Delaware
Jurisdiction

Corporation
Entity type *

2. A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3. Location of plan of conversion: (check one)

☒ **The entire plan of conversion is attached to these articles.**

☐ **The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.**

☐ **The complete executed plan of conversion for the resulting domestic limited *partnership is* on file at the records office required by NRS 88.330.**

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust .

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 1
Revised: 1-5-15

B-1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn: RELM Wireless Corporation

c/o: Incorporating Services, Ltd.
3500 South Dupont Highway
Dover, DE 19901

5. Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: **Time:**

6. Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

RELM Wireless Corporation

Name of *constituent* entity

X

Signature **Title** **Date**

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. **This statement must be included within the resulting entity's articles.**

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 2
Revised: 1-5-15

Reset

B-2

Annex C

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW

FIRST:  The jurisdiction where the Non-Delaware Corporation first formed is Nevada.

SECOND: The jurisdiction immediately prior to filing this Certificate is Nevada.

THIRD:  The date the Non-Delaware Corporation first formed is October 24, 1997.

FOURTH: The name of the Non-Delaware Corporation immediately prior to filing this Certificate is RELM Wireless Corporation.

FIFTH: The name of the Corporation as set forth in the Certificate of Incorporation is RELM Wireless Corporation.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on the _____ day of __________, 2015.

RELM WIRELESS CORPORATION
a Nevada corporation

By:

Name:

Title:

C-1

Annex D

CERTIFICATE OF INCORPORATION

OF

RELM WIRELESS CORPORATION

FIRST:  The name of the corporation (the “Corporation”) is RELM Wireless Corporation.

SECOND:  The address of the registered office of the Corporation in Delaware is 3500 South DuPont Highway, City of Dover, County of Kent, Delaware 19901.  The name of the Corporation’s registered agent at such address is Incorporating Services, Ltd.

THIRD:  The purpose or purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware (the “Law”).

FOURTH:  The total number of shares of stock which the corporation shall have authority to issue is 20,000,000 shares of common stock, par value $0.60 per share, and 1,000,000 shares of preferred stock, par value $1.00 per share.

Any and all shares of stock may be issued, reissued, transferred or granted by the board of directors, as the case may be, to persons, corporations, and associations, and for such lawful consideration, and on such terms, as the board of directors shall have the authority to issue pursuant to the Law and the bylaws of the Corporation. The board of directors is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, shall have the authority to set, by resolution, the number of shares constituting such series and the particular designations, preferences, and the relative, participating, optional, voting or other rights and qualifications, limitations or restrictions of any class of stock or any series of stock within any class of stock issued by this Corporation. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such rights and options may be granted by the board of directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the board of directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

D-1

FIFTH:  The name and address of the incorporator is as follows:

William P. Kelly
RELM Wireless Corporation
7100 Technology Drive
West Melbourne, FL 32904

SIXTH:  Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors or the directors of the Corporation need not be by written ballot.

SEVENTH: To the fullest extent permitted by Law, no director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. No amendment to or repeal of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

EIGHTH:  The Corporation shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable Law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the board of directors of the Corporation. Any amendment, repeal or modification of this paragraph 8 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

NINTH: In furtherance and not in limitation of the powers conferred by Law, the board of directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation or adopt new bylaws of the Corporation without any action on the part of the stockholders; provided that any bylaw adopted or amended by the board of directors, and any powers thereby conferred, may be amended, altered or repealed by the stockholders.

TENTH: The Corporation shall have the right, subject to any express provisions or restrictions contained in the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), from time to time, to amend, alter or repeal any provision of the Certificate of Incorporation in any manner now or hereafter provided by Law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by the Certificate of Incorporation or any amendment thereof are conferred subject to such right.

IN WITNESS WHEREOF, the undersigned, being the incorporator herein before named, has executed, signed, and acknowledged this Certificate of Incorporation this ____ day of ________, 2015.

INCORPORATOR:

William P. Kelly

D-2

Annex E
BYLAWS
OF
RELM WIRELESS CORPORATION

ARTICLE 1
STOCKHOLDERS

1.1           Meetings.

1.1.1           Place. Meetings of the stockholders shall be held at such place as may be designated by the board of directors.

1.1.2           Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

1.1.3           Special Meetings. Special meetings of the stockholders may be called at any time by the president, the board of directors or the holders of at least one-fifth of the voting power of the shares of stock of the corporation entitled to vote at the meeting.

1.1.4           Notice. Written notice of the time and place of all meetings of stockholders and of the general nature of the business to be transacted at each special meeting of stockholders shall be given to each stockholder entitled to vote at the meeting at least ten (10) days before the date of the meeting unless a greater period of notice is required by law in a particular case.

1.1.5           Quorum. Unless otherwise required by law, the corporation’s certificate of incorporation or these Bylaws, at each meeting of the stockholders, a majority in voting power of the shares of stock of the corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in these Bylaws, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

1.1.6           Adjourned Meetings. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the board of directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

1.1.7           Participation. One or more stockholders may participate in a stockholders’ meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

1.1.8           Voting. Unless otherwise required by law or the certificate of incorporation the election of directors shall be decided by a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election. Unless otherwise required by law, the certificate of incorporation or these Bylaws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the secretary of the corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot.

1.2           Advance Notice Provisions for Business and Nominations at Meetings.

1.2.1           At an annual meeting of stockholders, only such business shall be conducted as has been properly brought before the meeting in accordance with this Section 1.2. To be properly brought before the annual meeting, business and nominations must be: (a) specified in the notice of meeting (or in any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the annual meeting by any stockholder of the corporation who (i) is a stockholder of record on both (A) the date of the giving of the notice provided for in this Section 1.2 and (B) the record date for the determination of stockholders entitled to vote at such annual meeting, and (ii) complies with the notice procedures set forth in this Section 1.2.

1.2.2           In addition to any other applicable requirements, for nominations or other business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the corporation and such other business must be a proper subject of stockholder action.

(a)           To be timely, a written notice of the intent of a stockholder to make a nomination of a person for election as a director or to bring any other matter before the annual meeting shall be received at the principal executive offices of the corporation not earlier than the close of business on the 180th day and not later than the close of business on the 120th day prior to the first anniversary of the date on which the corporation first mailed its proxy materials for the preceding year’s annual meeting of stockholders. However, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary date of the previous year’s annual meeting, notice by the stockholder must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 75th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the corporation.

(b)           To be in proper written form every such notice by a stockholder shall set forth as to each nominee or matter such stockholder proposes to bring before the annual meeting:

(i)           as to each person whom the stockholder proposes to nominate for election or reelection as a director (each, a “proposed nominee”): (A) the name, age, business address and residence address of the proposed nominee; (B) the principal occupation or employment of the proposed nominee; (C) the class or series and number of shares of capital stock of the corporation, if any, which are owned beneficially and of record by the proposed nominee; (D) any other information regarding each proposed nominee proposed by such stockholder as would be required to be included in solicitations of proxies for elections of directors in an election contest (even if an election contest is not involved), or is otherwise required pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, (including such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (E) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

(ii)           as to any other business that the stockholder proposes to bring before the annual meeting: (A) a description of the matter, including the text of the proposal of business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the corporation, the language of the proposed amendment); (B) the reasons for conducting such business at the annual meeting; and (C) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

(iii)           as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal of other business is made: (A) the name and address of such stockholder, as they appear on the corporation’s stock transfer books, and the name and address of such beneficial owner; (B) the class or series and number of shares of capital stock of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner as of the date of the notice; and (C) a representation that such stockholder intends to vote such stock at such meeting, and that such stockholder intends to appear in person or by proxy at the meeting to make the nomination or propose the business specified in the notice.

1.2.3           If a stockholder is entitled to vote only for a specific class or category of directors at a meeting of the stockholders, such stockholder’s right to nominate one or more persons for election as a director at the meeting shall be limited to such class or category of directors.

1.2.4           In the event of a special meeting of stockholders at which directors are to be elected, any stockholder entitled to vote may nominate a person or persons for election as director if such stockholder qualifies under Section 1.2.1 and such stockholder’s written notice is prepared in accordance with Section 1.2.2(b) and is received by the secretary not later than the close of business on the 10th day following the day on which public announcement of the special meeting is first made by the corporation.

1.2.5           At a meeting of stockholders, the chairman of the board shall declare out of order and disregard any nomination or other proposal not made in compliance with the foregoing procedures.

1.2.6           In no event shall the adjournment or postponement of an annual or special meeting of the stockholders, or any announcement thereof, commence a new period for the giving of notice under this Section 1.2.

1.2.7           Notwithstanding the foregoing provisions of this Section 1.2, unless otherwise required by law, if the stockholder of record (or a qualified representative of such stockholder) does not appear at the annual or special meeting to present a nomination or other matter of business, such nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the corporation.

1.2.8           As used in these bylaws, the terms “owned beneficially” and “beneficial owner” means all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 promulgated under the Exchange Act. For purposes of these bylaws, a matter shall be deemed to have been “publicly announced” if such matter is disclosed in a press release reported by the Dow Jones News Service, the Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission.

1.2.9           Notwithstanding the foregoing provisions of this Section 1.2, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.2. Nothing in this Section 1.2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholders a right to have any nominee included in the corporation’s proxy statement.

ARTICLE II
DIRECTORS

2.1           Number and Term. Subject to the provisions of applicable law, the board of directors shall have authority to determine the number of directors to constitute the board. Each director elected to the board shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.

2.2           Powers. All corporate powers shall be exercised by or under authority of, and the business and affairs of the corporation shall be managed under the direction of, the board of directors.

2.3           Meetings.

2.3.1           Place. Meetings of the board of directors shall be held at such place as may be designated by the board or in the notice of the meeting.

2.3.2           Regular Meetings. Regular meetings of the board of directors shall be held at such times as the board may designate. Notice of regular meetings need not be given.

2.3.3           Special Meetings. Special meetings of the board of directors may be called at any time by the chairman or president and shall be called by the chairman on the written request of one-third of the directors. Notice of the time and place of each special meeting shall be given to each director at least 24 hours before the meeting.

2.3.4           Quorum. A majority of all the directors in office shall constitute a quorum for the transaction of business at any meeting and except as otherwise provided herein the acts of a majority of the directors present at any meeting at which a quorum is present shall be the acts of the board of directors.

2.3.5           Participation. One or more directors may participate in a meeting of the board or a committee of the board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and be heard.

2.3.6           Notice. Except as otherwise require by law, whenever notice is required to be given to any director by applicable law, the certificate of incorporation or these Bylaws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director's address as it appears on the records of the corporation, facsimile, e-mail or by other means of electronic transmission.  Whenever notice to directors is required by applicable law, the certificate of incorporation or these Bylaws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special board of directors or committee meeting need be specified in any waiver of notice.

2.4           Vacancies. Any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the board of directors shall be filled by the affirmative votes of a majority of the remaining members of the board of directors, although less than a quorum. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom such director has replaced, a successor is duly elected and qualified or the earlier of such director’s death, resignation or removal.

2.5           Committees. The board of directors may by resolution adopted by a majority of the whole board designate one or more committees, each committee to consist of two or more directors and such alternate members (also directors) as may be designated by the board. To the extent provided in such resolution, any such committee, to the extent permitted by applicable law, shall have and exercise the powers of the board of directors. Unless otherwise determined by the board, in the absence or disqualification of any member of a committee the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another director to act at the meeting in the place of any such absent or disqualified member.

2.6           Limitation on Directors’ Liability. Except as otherwise provided by law, a director shall not be personally liable for monetary damages as such for any action taken, or failure to take any action, except for:

2.6.1           breach of the director’s duty of loyalty to the corporation or its stockholders;

2.6.2           acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

2.6.3           pursuant to Section 174 of the Delaware General Corporation Law; or

2.6.4           any transaction from which the director derived an improper personal benefit.

2.7           Action Without Meeting. Unless otherwise restricted by the certificate of incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the board of directors or committee in accordance with applicable law.

ARTICLE III
OFFICERS

3.1           Election. The board of directors shall elect a president, treasurer, secretary and such other officers as it deems advisable. Any number of offices may be held by the same person.

3.2           Authority. Duties and Compensation. The officers shall have such authority and perform such duties and serve for such compensation as may be determined by or under the direction of the board of directors. Except as otherwise provided by the board (a) the president shall be the chief executive officer of the corporation, shall have general supervision over the business and operations of the corporation, may perform any act and execute any instrument for the conduct of such business and operations and shall preside at all meetings of the board and stockholders, (b) the other officers shall have the duties usually related to their offices, and (c) the vice president (or vice presidents in the order determined by the board) shall in the absence of the president have the authority and perform the duties of the president.

ARTICLE IV
INDEMNIFICATION

4.1           Right to Indemnification.

4.1.1           Third Party Claims. The corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a representative of the corporation, or is or was serving at the request of the corporation as a representative of another domestic or foreign corporation for profit or not-for-profit, partnership, joint venture, trust or other enterprise (including employee benefit plans), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation and, with respect to any criminal proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action or proceeding by judgment, order, settlement or conviction upon a plea nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner that he reasonably believed to be in, or not opposed to, the best interest of the corporation and, with respect to any criminal proceeding, had reasonable cause to believe that his conduct was unlawful.

4.1.2           Derivative Actions. The corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of the corporation to procure judgment in its favor by reason of the fact that he is or was a representative of the corporation or is or was serving at the request of the corporation as a representative of another domestic or foreign corporation for profit or not-for-profit, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of the action if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation; provided that no indemnification shall be made under this section in respect of any claim, issue or matter as to which the person has been adjudged to be liable to the corporation unless and only to extent that a court of competent jurisdiction determines that, despite the adjudication of liability but in view of the circumstances of the case, the person is fairly and reasonably entitled to indemnity for the expenses that such court deems proper.

4.2           Procedure for Effecting Indemnification. Unless ordered by a court, any indemnification made under Sections 4.1.1 or 4.1.2 shall be made by the corporation only as authorized in this specific case upon a determination that indemnification of the representative is proper in the circumstances because he has met the applicable standard of conduct set forth in those sections. Such determination shall be made:

4.2.1           By the Board of Directors by a majority vote of a quorum consisting of directors who are not parties to the action or proceeding;

4.2.2           By a committee of such directors designated by majority vote of such directors, even though less than a quorum;

4.2.3           If there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

4.2.4           By the stockholders.

4.3           Advancement of Expenses. Expenses (including attorneys’ fees) incurred in defending any action or proceeding referred to in this Article may be made by the corporation in advance of the final disposition of the action or proceeding upon receipt of an undertaking by or on behalf of the representative to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise.

ARTICLE V
SHARES

5.1           Share Certificates. Every stockholder of record shall be entitled to a share certificate representing the shares held by him, provided that the board of directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. For shares represented by certificates, every share certificate shall bear the corporate seal (which may be a facsimile) and the signature of the president or a vice president and the secretary or an assistant secretary.

5.2           Transfers. Stock of the corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the corporation only by the holder of record thereof, by such person's attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. Transfer shall be made only on surrender of the share certificate or certificates.  No transfer of stock shall be valid as against the corporation for any purpose until it shall have been entered in the stock records of the corporation by an entry showing from and to whom transferred. To the extent designated by the president or any vice president or the treasurer of the corporation, the corporation may recognize the transfer of fractional uncertificated shares, but shall not otherwise be required to recognize the transfer of fractional shares.

ARTICLE VI
AMENDMENTS

These Bylaws may be amended, altered, changed, adopted and repealed or new Bylaws adopted by the board of directors. The stockholders may make additional Bylaws and may alter and repeal any Bylaws whether such Bylaws were originally adopted by them or otherwise.

RELM WIRELESS CORPORATIOIN THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS – SEPTEMBER 30, 2015 AT 10:30 AM LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder(s) of RELM Wireless Corporation, a Nevada corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint David P. Storey and William P. Kelly, and each of them, with full power to act alone, the true and lawful attorneys-in-fact and proxies of the undersigned, with full powers of substitution, and hereby authorize(s) them and each of them, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on September 30, 2015 at 10:30 a.m., local time, at the corporate offices of the Company at 7100 Technology Drive, West Melbourne, Florida, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/RWC
PHONE:	1-866-752-VOTE(8683)

SPECIAL MEETING OF THE STOCKHOLDERS OF RELM WIRELESS CORPORATIOIN			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR	AGAINST	ABSTAIN
	Approval of Reincorporation of the Company from the State of Nevada to the State of Delaware.		☐	☐	☐

CONTROL ID:
REQUEST ID:

Proposal 2		à	FOR	AGAINST	ABSTAIN
	Adjournment of Special Meeting, if Necessary, to Solicit Additional Proxies.		☐	☐	☐

Proposal 3
To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This proxy will be voted in the manner directed herein by the undersigned.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE APPROVAL OF REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE IN PROPOSAL 1, “FOR” THE ADJOURNMENT OF SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN PROPOSAL 2, ANDIN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
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IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2015

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)